UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K.

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2015

Boreal Water Collection, Inc.

(Exact name of registrant as specified in its charter)

NV	000-54776	98-0453421
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4496 State Road 42 North, Kiamesha Lake, New York	12751
(Address of Principal Executive Officers)	(Zip Code)

Registrant's telephone number, including area code: (845) 794-0400

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audited Report or Completed Interim Review

We just received a copy of an Order of the Securities and Exchange Commission in the Matter of TERRY L. JOHNSON, CPA, Respondent (“Order”). The Order is pursuant to and referenced in:

SECURITIES ACT OF 1933

Release No. 9915/September 17, 2015

SECURITIES EXCHANGE ACT OF 1934

Release No.75944/September 17, 2015

ACCOUNTINGAND AUDITING ENFORCEMENT

Release No. 3698/September 17, 2015

ADMINISTRATIVE PROCEEDING

File No. 3-16820

The Order is titled:

ORDER INSTITUTING PUBLIC ADMINISTRATIVE AND CEASE-AND-DESIST PROCEEDINGS PURSUANT TO SECTION 8A OF THE SECURITIES ACT OF 1933, SECTIONS 4C AND 21C OF THE SECURITIES EXCHANGE ACT OF 1934, AND RULE 102(e) OF THE COMMISSION’S RULES OF PRACTICE, MAKING FINDINGS AND IMPOSING REMEDIAL SANCTIONS AND CEASE-AND-DESIST ORDER

As stated in the Order, included herewith as an exhibit, Mr. Johnson performed highly deficient audits and quarterly reviews of the financial statements of at least eight issuer clients and issued audit reports containing materially false statements on these annual financial statements. These audit reports were included in the issuers’ filings under the Exchange Act, including audit reports with unqualified reports in the Form 10-K annual reports for six clients, including Boreal Water Collection, Inc., for fiscal years 2012 and 2013. The Order also states that Mr. Johnson’s “audits were so deficient that they amounted to no audits at all and could not be relied upon as having afforded him with a reasonable basis for his opinions regarding the financial statements that he audited.”

Accordingly, the Company is no longer relying on the audit reports provided by Mr. Johnson and previously issued financial statements for fiscal years 2012 and 2013. Mr. Johnson also provided the Company with an unqualified audit report for our fiscal year 2014, which was included in our Form 10-K for fiscal year 2014. This report was not mentioned in the Order. We are investigating whether we can rely on Mr. Johnson’s unqualified audit report for fiscal year 2014 and the financial statements for 2014.

Company management is currently seeking advice of counsel and our current auditor on how to proceed. We will update our plans with additional informational filings. Management is committed to addressing this situation in a timely and responsible manner.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 ORDER INSTITUTING PUBLIC ADMINISTRATIVE AND CEASE-AND-DESIST PROCEEDINGS PURSUANT TO SECTION 8A OF THE SECURITIES ACT OF 1933, SECTIONS 4C AND 21C OF THE SECURITIES EXCHANGE ACT OF 1934, AND RULE 102(e) OF THE COMMISSION’S RULES OF PRACTICE, MAKING FINDINGS AND IMPOSING REMEDIAL SANCTIONS AND CEASE-AND-DESIST ORDER

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2015

By: /s/ Francine Lavoie
Mrs. Francine Lavoie, Principal Executive Officer, Principal Financial Officer, Controller and Sole Member of the Board of Directors

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